SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 29, 2005
                                --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                       PHILADELPHIA MORTGAGE CORPORATION
                       ----------------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                      20-1667449                000-50968
      ------                      ----------                ---------
  (State or other           (Commission File No.)     (IRS Employer I.D. No.)
   Jurisdiction)

                           2059 E. Royal Harvest Way
                           Salt Lake City, Utah 84121
                           --------------------------
                     (Address of Principal Executive Offices)

                                (801)557-9470
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

          On April 29, 2005, Philadelphia Mortgage Corporation (the "Company", or "we", "our", "us" or words of similar import) entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company; Philadelphia Mortgage Newco, Inc., a Minnesota corporation and a wholly-owned subsidiary of the Company ("Newco"); and Thunderball Entertainment, Inc., a Minnesota corporation ("Thunderball").

          Pursuant to the Agreement, (i) Newco will merge with and into Thunderball with Thunderball being the surviving corporation; (ii) certain stockholders of the Company will cancel 83,334 shares of the Company's outstanding common stock; (iii) Jenson Services, Inc., a financial consultant of the Company, will be paid $175,000 for providing a Letter of Indemnification regarding the payment and personal indemnification of the Company from and against any and all past liabilities of the Company existing prior to the closing of the Agreement, and will return 50,000 shares of the Company's common stock to the Company for cancellation; (iv) prior to the closing of the Agreement, the Company will issue 459,141 shares of its common stock that are "restricted securities" in consideration of payment of certain expenses related to the closing of the Agreement, resulting in pre-closing capitalization of approximately 600,000 shares; and (v) all of the shares of Thunderball issued and outstanding immediately prior to the closing of the Agreement will be converted into the right to receive an aggregate of 8,000,000 shares of common stock of the Company.

          Following the closing of the Agreement, there will be approximately 8,600,000 shares of the Company issued and outstanding, and the shareholders of Thunderball will hold approximately 93% of our outstanding shares of common stock.

          As of the date of the Agreement and currently, there were no material relationships between us or any of our affiliates and Thunderball, other than in respect of the Agreement.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

          2                      Agreement and Plan of Merger

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILADELPHIA MORTGAGE CORPORATION


Date: 05/05/05                        /s/ Quinton Hamilton
      --------                        --------------------
                                      Quinton Hamilton
                                      President